Exhibit 99.3

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) is made as of this 5th day of December, 2018, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited liability company, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”) and the Lenders under the Credit Agreement (as defined below).
W I T N E S E T H:
WHEREAS, Borrower, Agent, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of June 28, 2018 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) wherein the Agent and the Lenders have agreed to provide certain financial accommodations to the Borrower; and
WHEREAS, pursuant to the request of the Borrower, the Agent and the Lenders have agreed to amend certain terms of the Credit Agreement as provided in this First Amendment.
NOW, THEREFORE, for good and valuable consideration, it is hereby agreed as follows:
1.As reflected in the consent request letter (the "Consent") attached hereto as Exhibit A provided by the Parent, the Parent and the Borrower have requested that the Majority Lenders consent to the Self-Administration Transaction described in the Consent and waive any Defaults or Events of Defaults which might arise under the Credit Agreement as a result of the consummation of the Self-Administration Transaction and the revision of the existing asset management and advisory agreement structure as described in the Consent. KeyBank as Administrative Agent is fully supportive of the requested consent and waiver. By the execution of below, each Lender executing this Amendment hereby grants its approval to requested waiver and completion of the Self-Administration Transaction and authorizes the Administrative Agent to execute the Consent
2.    The first sentence of Subsection (d) of Section 2.08 is hereby deleted in its entirety and shall be replaced with the following:
“(d)    Provided no Default or Event of Default shall then be in existence, the Borrower shall have the right, on one or more occasions, to elect to increase the Total Commitments; provided, however, that (i) unless otherwise approved by the Administrative Agent, the amount of each such increase shall not be less than Twenty-Five Million Dollars ($25,000,000) or in increments of Twenty-Five Million Dollars ($25,000,000) in excess thereof, and (ii) the aggregate amount of all such increases shall not cause the Total Commitments to exceed Two Billion Dollars ($2,000,000,000).
3.    The Borrower represents and warrants to the Lenders that after giving effect to this First Amendment (a) the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement or any other Loan Document are true, correct and complete in

Exhibit 99.3

all material respects on and as of the date hereof, except to the extent such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date) and (ii) have been modified to reflect events occurring after the date of the Credit Agreement, as same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.
4.    Borrower and each Guarantor represent and warrant as follows:

(a)
The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable

(b)
This First Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against it in accordance with its terms, without defense, counterclaim or offset. Except as hereby specifically amended or modified, the Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according with their respective terms.

(c)
The execution of this First Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties.

5.    Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this First Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended by this First Amendment. It is intended that this First Amendment shall be governed by and construed in accordance with the laws of the State of New York.
6.    This First Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
7.    This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this First Amendment.

Exhibit 99.3

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P.,
a Delaware limited partnership

By: GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation, its General Partner

By: /s/ Javier Bitar
Name: Javier Bitar
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
KEYBANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender and Issuing Bank By: /s/ Christopher T. Neil Name: Christopher T. Neil Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Ashish Tandon Name: Ashish Tandon Title: Director

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
SUNTRUST BANK By: /s/ Nick Preston Name: Nick Preston Title: Director

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Ricky Nahal Name: Ricky Nahal Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
BANK OF AMERICA, N.A. By: /s/ Dennis Kwan Name: Dennis Kwan Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
U.S. BANK NATIONAL ASSOCIATION By: /s/ Michael F. Diemer Name: Michael F. Diemer Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
FIFTH THIRD BANK, an Ohio banking corporation By: /s/ John Kang Name: John Kang Title: Officer

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
REGIONS BANK By: ___________________________ Name: Lee Surtees Title: Senior Vice President

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

LENDER:
ASSOCIATED BANK, NATIONAL ASSOCIATION By: /s/ Mitchell Vega Name: Mitchell Vega Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

Exhibit 99.3

GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and agree to the foregoing First Amendment to Credit Agreement and acknowledge and agree that they remain obligated for the various obligations and liabilities, as applicable, set forth in that certain Amended and Restated Guaranty (the "Guaranty") dated June 28, 2018, executed by each of the undersigned in favor of the Agent, which Guaranty remains in full force and effect.
GUARANTOR:
GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.,
a Maryland corporation
By:/s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

GRIFFIN (GROVEPORT) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (ANDOVER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 14) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 300) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 500) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (WEST JEFFERSON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (TUCSON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (SIMI VALLEY AMERICAN) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (SIMI VALLEY TAPO) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (AUBURN HILLS) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (SAN JOSE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HILLSBORO) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LINCOLNSHIRE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (NORTH CHARLESTON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 10) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LONE TREE) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (CARMEL) ESSENTIAL ASSET REIT II, LLC

By:    GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership

By:    GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation, its General Partner

By: /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

Signature Page to Guarantor Confirmation to First Amendment to Credit Agreement

Exhibit 99.3

GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II, L.P., a Delaware limited partnership

By:	GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II GP, LLC, a Delaware limited liability company, its General Partner

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P., a Delaware limited partnership, its Sole Member

By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation, its General Partner

By:    /s/ Javier F. Bitar
Name:    Javier F. Bitar
Title:    Chief Financial Officer and Treasurer

Address for Notices:

c/o Griffin Capital Company, LLC
Griffin Capital Plaza
1520 E. Grand Avenue
El Segundo, California 90245
Attention: Javier F. Bitar
Telecopy No. (310) 606-5910

With a Copy to:

c/o Griffin Capital Company, LLC
790 Estate Drive
Deerfield, Illinois 60015
Attention: Mary Higgins
Telecopy No. (847) 267-1237

Signature Page to Guarantor Confirmation to First Amendment to Credit Agreement